UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

Corvex/Related Maryland Shareholder Litigation

In connection with the previously disclosed complaint filed by Corvex Management LP and Related Fund Management, LLC, or together, Corvex/Related, in the Circuit Court for Baltimore City, State of Maryland, titled Corvex Management LP, et al., v. CommonWealth REIT, et al., Case No. 24-C-13-001111, or the Corvex/Related Maryland Action, on March 13, 2013 and April 8, 2013, Corvex/Related filed a Petition to Stay Arbitration and a Motion for Partial Summary Judgment on Counts I and II of the amended complaint.  On May 8, 2013, following a hearing on the petition and motion, the Court issued an order denying the Petition to Stay Arbitration, directing the parties to proceed to arbitration and denying Corvex/Related’s Motion for Partial Summary Judgment.

A copy of the press release issued by CommonWealth REIT, or the Company, in connection with the Court’s decision and copies of the Court’s order and memorandum opinion issued in connection therewith are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL. FOR EXAMPLE:

•                                          THIS CURRENT REPORT ON FORM 8-K SAYS THE CURRENT CORVEX/RELATED MARYLAND LITIGATION HAS BEEN REFERRED TO ARBITRATION. CORVEX/RELATED MAY APPEAL THIS DECISION AND IT MAY BE SUBSEQUENTLY OVERTURNED.

•                                          THE FACT THAT THE COURT UPHELD THE COMPANY’S ARBITRATION BYLAW MAY IMPLY THAT THE COMPANY WILL PREVAIL ON ALL ISSUES IN THE ARBITRATION. ARBITRATION RESULTS ARE UNCERTAIN AND THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL PREVAIL.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, THE COMPANY DOES NOT INTEND TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS CURENT REPORT ON FORM 8-K AS A RESULT OF NEW INFORMATION WHICH MAY COME TO ITS ATTENTION.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated May 8, 2013
99.2	Order Denying Motions of Corvex/Related and Memorandum Opinion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  May 9, 2013